UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 22, 2012

Date of Report (Date of earliest event reported)

RDA HOLDING CO.

(Exact name of registrant as specified in its charter)

Delaware	333-170143-07	37-1537045
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

750 Third Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(646) 293-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)                           RDA Holding Co. held its Annual Meeting of Stockholders on May 22, 2012.

(b)                          Described below are the matters voted upon at the Annual Meeting of Stockholders and the number of votes for and against, abstentions and broker non-votes, as applicable.

Proposal No. 1 - Election of Directors

Each of the director nominees was elected.  The results of the voting for the directors are set forth below:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Randall Curran	18,025,792	0	0	0
Nick Cyprus	18,025,792	0	0	0
William Drewry	18,025,792	0	0	0
Robert E. Guth	17,875,792	150,000	0	0
Keith Richman	18,025,792	0	0	0
Ryan Schaper	17,875,792	150,000	0	0
Doug Teitelbaum	17,875,792	150,000	0	0
Martin Wade	18,025,792	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RDA Holding Co.

/s/ Andrea Newborn
	Name:	Andrea Newborn
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 25, 2012